SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2004


                           TILLMAN INTERNATIONAL, Inc.
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             (Exact name of registrant as specified in its charter)


            Utah                        0-32131                87-0429950
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


             250 South 400 East, No. 105, Salt Lake City, Utah 84111
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (801) 532-6200



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          (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant.

         See Item 2.

Item 2.  Acquisition or Disposition of Assets.

         Acquisition of Quest Minerals and Mining, LTD. On February 9, 2004, Tillman International acquired 100% of the outstanding common stock of Quest Minerals and Mining, LTD, a Nevada corporation pursuant to a securities purchase agreement and plan of reorganization. Under the plan of reorganization, Tillman issued 20,700,000 shares of its common stock to the stockholders of Quest Minerals and Mining in exchange for all of the outstanding shares of common stock of Quest Minerals and Mining. In addition, Tillman agreed to issue to the stockholders of Quest Minerals and Mining an additional 1,800,000 shares of its common stock upon completion of an amendment to its articles of incorporation to increase the authorized common stock of Tillman to 250,000,000 shares. Pursuant to the plan of reorganization, 22,464,358 shares of Tillman common stock held by Silvestre Hutchinson, our President and one of our directors, were cancelled. Upon the completion of the reorganization, William R. Wheeler and Eugene Chiarmonte, Jr., the former directors of Quest Minerals and Mining, LTD, were appointed as directors of Tillman. Tillman intends to amend its articles of incorporation to change its name to "Quest Minerals & Mining, LTD".

         The Business of Quest Minerals and Mining, LTD

         As a recently-established holding company, Quest Minerals and Mining, LTD acquires and operates energy and mineral related properties. Through its wholly-owned subsidiary, Quest Energy Ltd., Quest Minerals and Mining, LTD has previously acquired all of the assets and assumed all of the liabilities of E-Z Mining Co., Inc. E-Z Mining operates a high-quality compliance blend coal deep mine named "Burning Fork #1" in Pike County, Ky. Burning Fork #1 contains one million tons of Elkhorn #3 coal, currently being mined by E-Z Mining, as well as an estimated two million tons of Elkhorn #2 coal -- permitted and scheduled for development by July 2004.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.


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

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

                  The financial statements required by Item 310(c) of Regulation S-B in connection with the acquisition of Quest Minerals and Mining, LTD described above will be provided by an amendment to this report filed within 60 days of the date hereof.

         (b) Pro forma financial information.

                  The pro forma financial information required by Item 310(d) of Regulation S-B with the acquisition of Quest Minerals and Mining, LTD described above will be provided by an amendment to this report filed within 60 days of the date hereof.

         (c) Exhibits.

         2.1 Securities Purchase Agreement and Plan of Reorganization by and among Tillman International, Inc., Quest Minerals & Mining, LTD, Silvestre Hutchinson, and the stockholders of Quest Minerals & Mining, LTD, date as of February 9, 2004.

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Regulation FD Disclosure.

         Not applicable.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TILLMAN INTERNATIONAL, INC.
                                        (Registrant)

Date: February 24, 2004                 By: /s/ William R. Wheeler
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                                            William R. Wheeler, President


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